MUNIYIELD
CALIFORNIA
INSURED
FUND II, INC.






FUND LOGO







Annual Report

October 31, 1995



Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MCA

This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.



MuniYield California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011






MuniYield California Insured Fund II, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.867 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.81%, based on a month-end net asset value of $14.92 per share. Over the same period, the total investment return on the Fund's Common Stock was +19.97%, based on a change in per share net asset value from $13.39 to $14.92, and assuming reinvestment of $0.875 per share income dividends and $0.071 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +9.91%, based on a change in per share net asset value from $14.03 to $14.92, and assuming reinvestment of $0.426 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 3.19% for Series A and 3.20% for Series B.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.


The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994, and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at essentially taxable yield levels.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun and is expected to be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
For the fiscal year ended October 31, 1995, our portfolio strategy was essentially constructive. However, within this period there were a few months of volatility we used to our advantage in purchasing bonds that we believed would better suit our optimistic outlook. We sought to anticipate shifts in investor sentiment, whether they were motivated by perceived changes in economic conditions or the belief that interest rates had gone too high. The Fund was positioned accordingly throughout the 12-month period to take full advantage of the declining interest rate environment.

The only constant throughout the 12-month period was that cash reserves were kept at minimum levels. This was done for two reasons:
First, to enhance income for the shareholders, and second, to keep reserves low out of concern about an extremely tight technical market for California bonds. Compared to the prior 12 months, California bond issuance declined 42%. Looking ahead, our strategy will continue to focus on seeking to provide an attractive total return and a generous level of tax-exempt income for our shareholders.


In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Walter C. O'Connor)
Walter C. O'Connor
Portfolio Manager




December 1, 1995




We are pleased to announce that Walter C. O'Connor is responsible for the day-to-day management of MuniYield California Insured Fund II, Inc. Mr. O'Connor has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and Portfolio Manager, and was Assistant Vice President from 1991 to 1993. Prior thereto, he was Assistant Vice President with Prudential Securities from 1984 to 1991.






PROXY RESULTS


During the six-month period ended October 31, 1995, MuniYield California Insured Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares                Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:        Herbert I. London                12,065,260               367,777
                                                  Robert R. Martin                 11,855,002               666,690
                                                  Arthur Zeikel                    12,154,786               366,905


                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For        Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year:                 12,065,260        34,731         421,701


During the six-month period ended October 31, 1995, MuniYield
California Insured Fund II, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                    Shares                Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:
   Herbert I. London, Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel as follows:            Series A               1,407                     0
                                                            Series B               1,775                     0


                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For        Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year
   as follows:                                              Series A        1,407             0               0
                                                            Series B        1,775             0               0



IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid monthly by MuniYield California Insured Fund II, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:


                                                                                    Payable        Short-Term      Long-Term
                                                                                      Date       Capital Gains   Capital Gains
Common Stock Shareholders                                                           12/29/94           --         $ 0.070656

Preferred Stock Shareholders:                     Series A                          12/12/94           --         $45.65

                                                  Series B                          11/28/94           --         $54.48
                                                                                    12/05/94           --         $22.07

Please retain this information for your records.



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund II,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HFA            Housing Finance Agency
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                Issue                                                     (Note 1a)

California--97.2%
AAA      Aaa      $ 2,000   Berkeley, California, Unified School District, UT, Series C, 6.50% due
                            8/01/2019 (b)                                                                            $ 2,134

                            California Health Facilities Financing Authority Revenue Bonds:
AAA      Aaa        1,000     (Adventist Health System-West), Series B, 6.25% due 3/01/2021 (d)                        1,027
AAA      Aaa        1,000     (Kaiser Permanente), Series A, 7% due 10/01/2018 (b)                                     1,105
AAA      VMIG1++    1,200     (Pooled Loan Program), VRDN, Series 85-B, 3.70% due 10/01/2010 (a)(c)                    1,200
AAA      Aaa       15,750     (San Diego Children's Hospital), 6.50% due 7/01/2020 (d)                                16,430

                            California HFA, Home Mortgage Revenue Bonds:
AA-      Aa         3,900     AMT, Series F-1, 7% due 8/01/2026                                                        4,088
AA-      Aa         2,435     Refunding, AMT, Series H, 7.50% due 8/01/2025                                            2,609
AA-      Aa         5,750     Series B, 6.90% due 8/01/2016                                                            5,905

AA-      Aa         2,000   California HFA, Revenue Bonds, RIB, AMT, 8.777% due 8/01/2023 (h)                          2,085

A1       P1           100   California Pollution Control Financing Authority, PCR (Southern California
                            Edison), VRDN, Series C, 3.75% due 2/28/2008 (a)                                             100

                            California Pollution Control Financing Authority, Resource Recovery Revenue Bonds,
                            VRDN, AMT (a):
NR*      P1           500     (Delano Project), 4% due 8/01/2019                                                         500
NR*      P1           100     Refunding (Ultra Power Malaga Project), Series B, 4.05% due 4/01/2017                      100

NR*      Aaa        1,000   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                            (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (j)            1,055

AA       Aaa        1,500   California State Department of Water Resources, Water System Revenue Bonds
                            (Central Valley Project), Series I, 6.95% due 6/01/2000 (i)                                1,681

                            California State, GO, UT:
AAA      Aaa        2,000     7% due 11/01/2014 (c)                                                                    2,255
AAA      Aaa        5,750     Refunding, 5.125% due 10/01/2017 (d)(f)                                                  5,319




SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                Issue                                                     (Note 1a)

California (continued)
                            California State Public Works Board, Lease Revenue Bonds:
AAA      Aaa      $ 3,000     (Department of Corrections-California State Prison-Susanville), Series D, 5.25%
                              due 6/01/2015 (f)                                                                     $  2,842
AAA      Aaa        3,000     Refunding (Department of Corrections-State Prisons), Series A, 5% due
                              12/01/2019 (b)                                                                           2,734
A-       A1         1,000     Refunding (Various Universities of California Projects), Series A, 5.50% due
                              6/01/2021                                                                                  926
AAA      Aaa          900     (Secretary of State), Series A, 6.40% due 12/01/2007 (b)                                 1,002
A-       A          2,000     (Various Community College Projects), 7% due 3/01/2014                                   2,177
AAA      Aaa        3,200     (Various University of California Projects), Series A, 6.40% due 12/01/2016 (b)          3,382

AAA      Aaa        1,000   California Statewide Community Development Authority Revenue Bonds, COP
                            (Good Samaritan Health System), 6.50% due 5/01/2024 (e)                                    1,113

                            Central Coast Water Authority, California, Water Project, Regional Facilities Revenue
                            Bonds (b):
AAA      Aaa        2,385     6.50% due 10/01/2014                                                                     2,541
AAA      Aaa        7,500     6.60% due 10/01/2022                                                                     8,037

AAA      Aaa        6,000   Compton, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (f)                         6,476

AAA      Aaa        2,000   Cucamonga County, California, Water District COP, Refinancing Facilities, 6.50% due
                            9/01/2022 (c)                                                                              2,120

                            Culver City, California, Redevelopment Finance Authority, Tax Allocation Revenue
                            Refunding Bonds (b):
AAA      Aaa        5,425     5.50% due 11/01/2014                                                                     5,387
AAA      Aaa        1,785     5% due 11/01/2023                                                                        1,607

AAA      Aaa        6,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                            Redevelopment Project), 6.60% due 10/01/2022 (b)                                           6,410

AAA      Aaa        3,125   Elk Grove, California, Unified School District, Special Tax Community Facilities
                            District No. 1, 7% due 12/01/2003 (b)(i)                                                   3,681

AAA      Aaa        1,500   Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019(b)                1,426

AAA      Aaa        1,500   Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                            Bonds (Bunker), Series C, 6% due 12/01/2001 (d)(i)                                         1,651

AAA      Aaa        6,000   Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue
                            Refunding Bonds, Series A, 5.125% due 8/15/2021 (d)                                        5,521

AAA      Aaa        3,000   Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                            Refunding Bonds, 5.375% due 9/01/2023 (c)                                                  2,852

AA       Aa         2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B, 6.625%
                            due 8/01/2025                                                                              2,101

A-       A          1,000   Los Angeles, California, State Building Authority, Lease Revenue Refunding Bonds
                            (California State Department of General Services), Series A, 5.625% due 5/01/2011            985

AAA      Aaa        1,250   Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series D,
                            5.20% due 11/01/2021 (c)                                                                   1,163

                            Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                            Revenue Bonds:
AAA      Aaa        6,250     (Proposition C), Second Series A, 5% due 7/01/2025 (b)                                   5,619
AAA      Aaa        5,325     Refunding (Proposition A), Series A, 5% due 7/01/2021 (c)                                4,812

AAA      Aaa        6,285   Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                            Bonds, Series A, 6.75% due 7/01/2001 (c)(i)                                                7,123



SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                Issue                                                     (Note 1a)

California (continued)
AAA      Aaa      $ 1,000   M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project), Series E,
                            6.50% due 7/01/2017 (d)                                                                 $  1,057

AAA      Aaa        4,250   Marysville, California, Hospital Revenue Bonds (Fremont-Rideout Health Group),
                            Series A, 6.30% due 1/01/2022 (b)                                                          4,378

AAA      Aaa        3,850   Mountain View, California, Capital Improvements Financing Authority Revenue
                            Bonds (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                               4,063

                            Northern California Power Agency, Multiple Capital Facilities Revenue Bonds (d):
AAA      Aaa        2,500     RIB, 8.891% due 9/02/2025 (h)                                                            2,775
AAA      Aaa        2,000     Series A, 6.50% due 8/01/2012                                                            2,151

                            Northern California Transmission Revenue Bonds (California-Oregon Transmission
                            Project), Series A (d):
AAA      Aaa        2,000     6.50% due 5/01/2016                                                                      2,133
AAA      Aaa        6,400     Refunding, 5.25% due 5/01/2020                                                           6,038

AAA      Aaa        7,000   Orange County, California, Local Transportation Authority, Sales Tax Revenue
                            Bonds, 6.20% due 2/14/2011 (b)                                                             7,397

AAA      Aaa        2,360   Orchard, California, School District, GO, Series A, 6.50% due 8/01/2019 (c)                2,528

AAA      Aaa        2,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                            11/01/2016 (d)                                                                             2,098

AAA      Aaa       14,000   Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Paraguay Redevelopment Project), 5.50% due 12/15/2023 (c)                                13,476

AAA      Aaa        2,000   Sacramento, California, Area Flood Control Agency, Capital Assessment
                            District No. 2, 5.375% due 10/01/2025 (c)                                                  1,902

A+       Aa         2,600   Sacramento, California, City Financing Authority, Lease Revenue Refunding
                            Bonds, Series B, 5.40% due 11/01/2020                                                      2,441

                            Sacramento, California, Municipal Utility District, Electric Revenue Bonds (d):
AAA      Aaa        7,475     Refunding, Series D, 5.25% due 11/15/2020                                                7,010
AAA      Aaa        1,270     Refunding, Series G, 6.50% due 9/01/2013                                                 1,404
AAA      Aaa        7,000     Series B, 6.375% due 8/15/2022                                                           7,347

                            San Francisco, California, City and County Airport Commission, International
                            Airport Revenue Bonds, Second Series:
AAA      Aaa        1,500     AMT, Issue 5, 6.50% due 5/01/2019 (c)                                                    1,593
AAA      Aaa        3,000     AMT, Issue 6, 6.50% due 5/01/2018 (b)                                                    3,188
AAA      Aaa        1,000     Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                              1,096
AAA      Aaa       10,000     Refunding, Issue 2, 6.75% due 5/01/2020 (d)                                             10,938

AAA      Aaa        1,550   San Francisco, California, City and County Redevelopment Agency, Lease
                            Revenue Bonds (George R. Moscone Convention Center), 6.75% due 7/01/2024 (f)               1,680

AAA      Aaa        2,470   San Francisco, California, City and County Sewer Revenue Refunding Bonds,
                            5.375% due 10/01/2022 (c)                                                                  2,360

AAA      Aaa        4,845   San Jose, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Merged Area Redevelopment Project), 5% due 8/01/2020 (d)                                  4,386

AAA      Aaa        1,150   San Mateo County, California, COP (Capital Projects Program), 6.50% due
                            7/01/2001 (d)(i)                                                                           1,289


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                Issue                                                     (Note 1a)

California (concluded)
AAA      Aaa      $ 3,430   Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                            Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)                 $  3,730

                            Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                            Facility Replacement Project), Series A (b):
AAA      Aaa        2,500     7.75% due 11/15/2011                                                                     3,076
AAA      Aaa       10,770     6.875% due 11/15/2014                                                                   11,913
AAA      Aaa        1,700     6.75% due 11/15/2020                                                                     1,853

AAA      Aaa        3,000   Santa Rosa, California, Wastewater Revenue Bonds (Subregional Wastewater Project),
                            Series A, 6.50% due 9/01/2022 (c)                                                          3,189

AAA      NR*        3,335   Southern California, HFA, S/F Mortgage Revenue Bonds Program, AMT, Series B,
                            6.90% due 10/01/2024 (g)                                                                   3,466

AAA      Aaa        1,375   Southern California Public Power Authority, Transmission Project Revenue Refunding
                            Bonds, Sub-Series A, 5% due 7/01/2022 (d)                                                  1,233

BBB+     NR*        1,280   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                            Revenue Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due 1/01/2010           1,371

AAA      Aaa        2,000   Suisun City, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Suisun City Redevelopment Project), 5.50% due 10/01/2023 (d)                              1,939

AAA      Aaa        2,500   University of California, Housing Systems Revenue Refunding Bonds, Series A, 5% due
                            11/01/2014 (d)                                                                             2,304

                            University of California, Revenue Refunding Bonds (Multiple Purpose Projects):
AAA      Aaa        3,000     Series A, 6.875% due 9/01/2002 (d)(i)                                                    3,463
AAA      Aaa        2,000     Series C, 5.25% due 9/01/2016 (b)                                                        1,896
AAA      Aaa        6,500     Series C, 5% due 9/01/2023 (b)                                                           5,852

Total Investments (Cost--$257,075)--97.2%                                                                            271,294

Other Assets Less Liabilities--2.8%                                                                                    7,830
                                                                                                                    --------
Net Assets--100.0%                                                                                                  $279,124
                                                                                                                    ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)CAPMAC Insured.
(f)CGIC Insured.
(g)GNMA/FNMA Collateralized.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(i)Prerefunded.
(j)GNMA Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.



See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$257,074,845) (Note 1a)                         $271,294,382
                    Cash                                                                                       3,063,315
                    Interest receivable                                                                        5,157,121
                    Deferred organization expenses (Note 1e)                                                      15,227
                    Prepaid expenses and other assets                                                              9,951
                                                                                                            ------------
                    Total assets                                                                             279,539,996
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    232,224
                      Investment adviser (Note 2)                                               121,463          353,687
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        62,782
                                                                                                            ------------
                    Total liabilities                                                                            416,469
                                                                                                            ------------

Net Assets:         Net assets                                                                              $279,123,527
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (3,600 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                          $ 90,000,000
                      Common Stock, par value $.10 per share (12,678,633 shares
                      issued and outstanding)                                              $  1,267,863
                    Paid-in capital in excess of par                                        176,474,591
                    Undistributed investment income--net                                      1,838,287
                    Accumulated realized capital losses on investments--net (Note 5)         (4,676,751)
                    Unrealized appreciation on investments--net                              14,219,537
                                                                                           ------------
                    Total--Equivalent to $14.92 net asset value per share of
                    Common Stock (market price--$13.125)                                                     189,123,527
                                                                                                            ------------
                    Total capital                                                                           $279,123,527
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                     For the Year Ended October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 16,419,079
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,340,990
                    Commission fees (Note 4)                                                    226,674
                    Professional fees                                                            79,533
                    Accounting services (Note 2)                                                 63,054
                    Transfer agent fees                                                          58,799
                    Printing and shareholder reports                                             30,261
                    Listing fees                                                                 24,295
                    Directors' fees and expenses                                                 23,667
                    Custodian fees                                                               12,653
                    Pricing fees                                                                 10,785
                    Amortization of organization expenses (Note 1e)                               7,593
                    Other                                                                        19,400
                                                                                           ------------
                    Total expenses                                                                             1,897,704
                                                                                                            ------------
                    Investment income--net                                                                    14,521,375
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (4,676,753)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        25,009,415
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 34,854,037
--Net (Notes 1b,                                                                                            ============
1d & 3):

Statements of Changes in Net Assets


                                                                                           For the Year Ended Oct. 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $ 14,521,375     $ 14,861,089
                    Realized gain (loss) on investments--net                                 (4,676,753)       1,066,977
                    Change in unrealized appreciation/depreciation on investments--net       25,009,415      (37,816,850)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          34,854,037      (21,888,784)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (11,088,099)     (11,722,512)
Shareholders          Preferred Stock                                                        (3,332,916)      (2,381,373)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                             (895,821)      (1,352,849)
                      Preferred Stock                                                          (170,928)        (300,357)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,487,764)     (15,757,091)
                                                                                           ------------     ------------

Capital Stock       Offering and underwriting costs from issuance of Preferred Stock                 --           (1,000)
Transactions                                                                               ------------     ------------
(Notes 1e & 4):     Net decrease in net assets derived from capital stock transactions               --           (1,000)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  19,366,273      (37,646,875)
                    Beginning of year                                                       259,757,254      297,404,129
                                                                                           ------------     ------------
                    End of year*                                                           $279,123,527     $259,757,254
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  1,838,287     $  1,737,697
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 30,
from information provided in the financial statements.                              For the Year Ended         1992++ to
                                                                                       October 31,              Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  13.39   $  16.36    $  14.15   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.13       1.17        1.12         --
                    Realized and unrealized gain (loss) on investments--net       1.61      (2.90)       2.27         --
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.74      (1.73)       3.39         --
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                      (.87)      (.92)       (.84)        --
                      Realized gain on investments--net                           (.07)      (.11)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                                     (.94)     (1.03)       (.84)        --
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.03)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.26)      (.19)       (.20)        --
                        Realized gain on investments--net                         (.01)      (.02)         --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --        (.14)        --
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.27)      (.21)       (.34)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  14.92   $  13.39    $  16.36   $  14.15
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 13.125   $ 11.875    $ 15.375   $  15.00
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             19.00%    (16.78%)      8.24%       .00%+++
Return:*                                                                      ========   ========    ========   ========
                    Based on net asset value per share                          19.97%    (11.82%)     22.09%      (.21%)+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .71%       .70%        .56%        --%
Net Assets:**                                                                 ========   ========    ========   ========
                    Expenses                                                      .71%       .70%        .68%        --%
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.42%      5.28%       5.17%        --%
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $189,124   $169,757    $207,404   $178,555
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 90,000   $ 90,000    $ 90,000         --
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                         114.78%     41.67%      15.85%       .00%
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $    948   $    636    $    743         --
Share on            Series B--Investment income--net                               904        687         685         --
Preferred Stock
Outstanding:++++++


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on November 30, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at the time of issuance.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $230 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $295,216,613 and $299,397,095, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:



                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $(1,395,321)  $ 14,219,537
Short-term investments                 26,475             --
Financial futures contracts        (3,307,907)            --
                                  -----------   ------------
Total                             $(4,676,753)  $ 14,219,537
                                  ===========   ============


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $14,183,125, of which $14,205,636 related to appreciated securities and $22,511 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $257,111,257.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 12,678,633. At October 31, 1995, total paid-in capital amounted to $177,742,454.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were as follows: Series A, 3.65% and Series B, 3.40%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 3,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $181,192.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $183,927 as commissions.


5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a net capital loss carryforward of approximately $2,501,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.071678 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield California Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund II, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 30, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund II, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>




PER SHARE INFORMATION (UNAUDITED)


Per Share Selected Quarterly Financial Data*
                                                                                         Dividends/Distributions
                                        Net        Realized   Unrealized
                                     Investment     Gains       Gains          Net Investment Income     Capital Gains
For the Quarter                        Income      (Losses)    (Losses)        Common      Preferred  Common      Preferred
November 1, 1993 to January 31, 1994    $.30        $ .11       $  .01         $.23         $.05       $.11          $.02
February 1, 1994 to April 30, 1994       .28          .11        (2.21)         .22          .04        --            --
May 1, 1994 to July 31, 1994             .29         (.07)         .34          .23          .05        --            --
August 1, 1994 to October 31, 1994       .30         (.07)       (1.12)         .24          .05        --            --
November 1, 1994 to January 31, 1995     .29         (.45)         .94          .23          .07        .07           .01
February 1, 1995 to April 30, 1995       .28         (.04)         .28          .22          .06        --            --
May 1, 1995 to July 31, 1995             .28          .07          .19          .21          .07        --            --
August 1, 1995 to October 31, 1995       .28          .05          .57          .21          .06        --            --

                                                    Net Asset Value                     Market Price**
For the Quarter                                    High             Low              High             Low          Volume***
November 1, 1993 to January 31, 1994             $16.38           $15.78           $15.375          $14.375        1,568
February 1, 1994 to April 30, 1994                16.33            13.64            15.125           12.875        1,553
May 1, 1994 to July 31, 1994                      14.89            13.95            13.625           13.00         1,207
August 1, 1994 to October 31, 1994                14.61            13.37            13.50            11.75         1,504
November 1, 1994 to January 31, 1995              13.81            12.22            12.375           10.625        3,424
February 1, 1995 to April 30, 1995                14.45            13.79            13.375           12.75         1,019
May 1, 1995 to July 31, 1995                      15.16            14.01            13.50            12.625        1,124
August 1, 1995 to October 31, 1995                14.95            13.96            13.25            12.625          915

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.